EXHIBIT 99.3

                          GlobalNet Financial.com, Inc.
                      Pro Forma Financial Data (Unaudited)

The following pro forma unaudited condensed consolidated financial statements present the pro forma financial position at June 30, 2000 for GlobalNet Financial.com, Inc. ("GlobalNet") and for Dalton Kent Securities Group, Inc. ("Dalton Kent"), and the pro forma results of operations for the six months ended June 30, 2000, along with the pro forma results of operations for the year ended December 31, 1999. These pro forma financial statements give effect to the acquisition as if such acquisition of Dalton Kent by GlobalNet had occurred at the beginning of each period for purposes of the condensed consolidated statements of operations and as if such acquisition had occurred at the end of the period for purposes of the condensed consolidated balance sheet.

The pro forma unaudited condensed consolidated financial statements do not purport to represent what GlobalNet's actual results of operations would have been had the acquisition occurred at the beginning of the periods and may not be indicative of GlobalNet's financial position or operating results for any future periods.

The pro forma adjustments are based upon currently available information. The assumptions underlying the calculation of the pro forma adjustments are considered appropriate under the circumstances. These pro forma unaudited condensed consolidated financial statements should be read in conjunction with GlobalNet's Consolidated Financial Statements and the Notes thereto for the year ended December 31, 1999, and for the six months ended June 30, 2000 along with Management's Discussion and Analysis of Operations, which are included in GlobalNet's Form 10-KSB covering such year and for the six months ended June 30, 2000 and Form 10-QSB covering such six month period, respectively.

On August 1, 2000, GlobalNet Financial.com, Inc., a Delaware corporation ("GlobalNet"), acquired 100% of the outstanding common stock of Dalton Kent Securities Group, Inc., a New York corporation ("Dalton Kent"), a full service broker dealer offering stocks, bonds, options and mutual funds to United States (U.S.) and non-U.S. investors. As consideration, the Company issued to the eleven stockholders of Dalton Kent an aggregate of 1.45 million common shares having a fair market value at the time of issuance of $14.00 per share or an aggregate value of $20.3 million. The consideration was the product of arms length negotiations and was based on the prior operating history of Dalton Kent and its prospectus when integrated into the operating and business model of the Company.

GLOBALNETFINANCIAL.COM, INC.
PRO FORMA CONDENSED CONSOLIDATED
BALANCE SHEET (UNAUDITED)
June 30, 2000

                                                                Historical        Historical
                                                                GlobalNet         Dalton Kent       Pro Forma         Adjusted
                                                                June 30, 2000     June 30, 2000     Adjustments       Pro Forma
                                                               -------------     -------------     -------------     -------------
ASSETS:
Current Assets
  Cash & equivalents, including short term cash investments    $  58,948,090     $     902,118                       $  59,850,208
  Accounts receivable                                              1,179,477                                             1,179,477
  Due from broker                                                                      777,392                             777,392
  Securities - marketable and not readily marketable              12,871,046           642,692                          13,513,738
  Prepaid expenses and other current assets                        1,687,022           228,492                           1,915,514
                                                               -------------     -------------     -------------     -------------
    TOTAL CURRENT ASSETS                                          74,685,635         2,550,694                          77,236,329

  Equity in unconsolidated companies                              53,709,703                                            53,709,703
  Investments and other assets                                     1,171,715            87,100                           1,258,815
  Licensing and promotion agreements, net                          2,249,318                                             2,249,318
  Furniture, fixtures and equipment, net                           2,603,626           130,058                           2,733,684
  Goodwill, net                                                   14,589,282                       $  18,393,210  B     32,982,492
                                                               -------------     -------------     -------------     -------------
    TOTAL ASSETS                                               $ 149,009,279     $   2,767,852     $  18,393,210     $ 170,170,341
                                                               =============     =============     =============     =============
LIABILITIES AND STOCKHOLDERS' EQUITY:
Current Liabilities
  Accounts payable and accrued expenses                        $   3,420,600     $     661,062     $     200,000     $   4,281,662
                                                               -------------     -------------     -------------     -------------
  Long term liability                                                772,666                                               772,666

  Minority interest                                                2,606,001                           1,166,813  D      3,772,814

Stockholders' equity:
  Common Stock                                                        14,732               103              (103) C         16,182
                                                                                                           1,450  A
  Class A Common Stock                                                34,225                                                34,225
  Additional paid in capital                                     206,719,917           533,406          (533,406) C    227,018,467
                                                                                                      20,298,550  A
  Accumulated deficit                                            (46,447,693)        1,573,281        (1,573,281) C    (47,614,506)
                                                                                                      (1,166,813) D
  Unearned compensatory and licensing costs                       (9,980,004)                                           (9,980,004)
  Accumulated other comprehensive loss                            (8,008,207)                                           (8,008,207)
  Subscriptions receivable                                           (92,958)                                              (92,958)
  Treasury Stock                                                     (30,000)                                              (30,000)
                                                               -------------     -------------     -------------     -------------
    Total stockholders' equity                                   142,210,012         2,106,790        17,026,397       161,343,199
                                                               -------------     -------------     -------------     -------------
    TOTAL                                                      $ 149,009,279     $   2,767,852     $  18,393,210     $ 170,170,341
                                                               =============     =============     =============     =============

GLOBALNETFINANCIAL.COM, INC.
PRO FORMA CONDENSED CONSOLIDATED
STATEMENTS OF OPERATIONS (UNAUDITED)
Six months ended June 30, 2000

                                                  Historical         Historical
                                                  GlobalNet          Dalton Kent
                                                   For the            For the
                                               six months ended   six months ended   Pro Forma          Adjusted
                                                June 30, 2000      June 30, 2000    Adjustments        Pro Forma
                                               ----------------   ----------------  ------------      ------------
Advertising                                      $    466,607                                         $    466,607
Private placement fees                                264,800                                              264,800
Commission income                                     562,851      $ 10,063,859                         10,626,710
Net gain on broker principal transactions                             5,413,248                          5,413,248
Broker interest and dividend income                                     333,030                            333,030
Subscription revenue                                  262,211                                              262,211
Other revenue                                          69,202                                               69,202
                                                 ------------      ------------     ------------      ------------
Total Operating Revenue                             1,625,671        15,810,137               --        17,435,808

Operating expenses:
Cost of advertising revenue                           225,574                                              225,574
Commission                                            219,829         8,955,739                          9,175,568
General and administrative expenses                16,071,831         5,359,843                         21,431,674
Non-cash compensatory and licensing expenses        5,694,797                       $  1,166,813  B     6,861,610
Depreciation and amortization                       2,105,107            33,666          942,704  A      3,081,477
                                                 ------------      ------------     ------------      ------------
Total Operating Expenses                           24,317,138        14,349,248        2,109,517        40,775,903
                                                 ------------      ------------     ------------      ------------
Operating (Loss) Income before other
  income/expense                                  (22,691,467)        1,460,889       (2,109,517)      (23,340,095)

Other income (expense):
Interest income                                     1,750,964                                            1,750,964
Net realized and unrealized gains (losses)
  on marketable and not readily marketable
  securities                                         (608,517)                                            (608,517)
Equity in losses of unconsolidated
  companies and joint ventures                       (275,518)                                            (275,518)
Minority interest in losses of consolidated
  subsidiaries                                         34,223                                               34,223
                                                 ------------      ------------     ------------      ------------
Total                                                 901,152                --               --           901,152
                                                 ------------      ------------     ------------      ------------
Net (Loss) Income                                $(21,790,315)     $  1,460,889     $ (2,109,517)     $(22,438,943)
                                                 ============      ============     ============      ============
Basic and diluted loss per share                 $      (1.29)                                        $      (1.22)
                                                 ============                                         ============
Weighted Average common shares outstanding-
  basis and diluted                                16,898,930                          1,450,000        18,348,930
                                                 ============                       ============      ============

GLOBALNETFINANCIAL.COM, INC.
PRO FORMA CONDENSED CONSOLIDATED
STATEMENTS OF OPERATIONS (UNAUDITED)

                                                   Historical         Historical
                                                    GlobalNet          Dalton Kent
                                                     For the            For the
                                                   year ended         year ended
                                                  December 31,       December 31,        Pro Forma           Adjusted
                                                      1999               1999           Adjustments         Pro Forma
                                                  ------------       ------------       ------------       ------------
Advertising                                       $    390,907                                             $    390,907
Private placement fees                                 489,482                                                  489,482
Commission income                                      481,744       $ 22,391,494                            22,873,238
Net gain on broker principal transactions                               7,698,020                             7,698,020
Broker interest and dividend income                                       531,745                               531,745
Other revenue                                           51,681            444,102                               495,783
                                                  ------------       ------------       ------------       ------------
Total Operating Revenue                              1,413,814         31,065,361                 --         32,479,175

Operating expenses:
Cost of advertising revenue                            239,270                                                  239,270
Commission                                             217,000         17,574,664                            17,791,664
General and administrative expenses                 12,194,882          9,032,011                            21,226,893
Non-cash compensatory and licensing expenses         7,814,287                          $  1,166,813  B       8,981,100
Depreciation and amortization                        1,398,976             66,029          1,925,623  A       3,390,628
                                                  ------------       ------------       ------------       ------------
Total Operating Expenses                            21,864,415         26,672,704          3,092,436         51,629,555
                                                  ------------       ------------       ------------       ------------
Operating (Loss) Income before other
  income/expense                                   (20,450,601)         4,392,657         (3,092,436)       (19,150,380)

Other Income Expense:
Interest income, net                                   535,581                                                  535,581
Net realized and unrealized gains (losses)
  on marketable and not readily marketable
  securities                                         1,421,194                                                1,421,194
Equity in earnings of unconsolidated
  companies and joint ventures                          80,737                                                   80,737
Minority interest in losses of consolidated
  subsidiaries                                          53,832                                                   53,832
                                                  ------------       ------------       ------------       ------------
Total                                                2,091,344                 --                 --          2,091,344
                                                  ------------       ------------       ------------       ------------
(Loss) Income before income taxes                  (18,359,257)         4,392,657         (3,092,436)       (17,059,036)
Income taxes (benefit)                                                    181,222           (181,222) C              --
                                                  ------------       ------------       ------------       ------------
Net (Loss) Income                                 $(18,359,257)      $  4,211,435       $ (2,911,214)      $(17,059,036)
                                                  ============       ============       ============       ============
Basic and diluted loss per share                  $      (1.79)                                            $      (1.46)
                                                  ============                                             ============
Weighted Average common shares outstanding-
  basis and diluted                                 10,232,538                             1,450,000         11,682,538
                                                  ============                          ============       ============

GlobalNet Financial.com
Notes to Pro Forma Financial Statements (Unaudited)

Note A- Pro Forma Adjustments

On August 1, 2000, GlobalNet Financial.com, Inc. ("GlobalNet") acquired 100% of the outstanding common stock of Dalton Kent Securities Group, Inc. ("Dalton Kent"), and transferred its investment in Dalton Kent to a 94.2% subsidiary of GlobalNet for 1,000,000 shares of preferred stock. The remaining 5.8% of the subsidiary is owned by certain officers and Directors of GlobalNet. The acquisition was accounted for under the purchase method. The purchase price of $20.5 million was primarily allocated based on estimated fair values of tangible assets acquired and liabilities assumed. The excess of purchase price over the fair value of the net assets, approximately $18.9 million, has been recorded as goodwill and will be amortized on a straight-line basis over 10 years.

Pursuant to the business combination, GlobalNet issued 1,450,000 shares of its Common Stock valued at fair market value of $14.00 per share, with an aggregating value of $20.3 million.

The pro forma condensed consolidated balance sheet at June 30, 2000 and the related pro forma condensed consolidated statement of operations for the six months then ended, as well as the pro forma condensed consolidated statements of income for the year ended December 31, 1999 reflect the acquisition as if it had occurred at the beginning of the period for purposes of the condensed consolidated statements of operations and as if such acquisition had occurred at the end of the period for purposes of the condensed consolidated balance sheet. The pro forma adjustments are described below:

CONDENSED CONSOLIDATED BALANCE SHEET AT JUNE 30, 2000

A. To reflect the issuance of 1,450,000 shares of GlobalNet Common Stock valued at $20.3 million.
B. To record a preliminary allocation of the excess purchase price over the fair value of the assets acquired and liabilities assumed.
C.       To eliminate Dalton Kent's equity accounts.
D. To record non-cash compensation representing minority interest in Dalton Kent through a transfer of ownership to a majority owned subsidiary of GlobalNet.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - SIX MONTHS ENDED JUNE 30, 2000 AND THE YEAR ENDED DECEMBER 31, 1999

A. To recognize incremental amortization of goodwill from a preliminary allocation of purchase price.
B. To record non-cash compensation representing minority interest in Dalton Kent through a transfer of ownership to a majority owned subsidiary of GlobalNet.
C. To reverse tax expense of Dalton Kent utilization of GlobalNet's net operating loss carryovers.